Exhibit 10.8

FIRST AMENDMENT

Dated as of March 17, 2006

This FIRST AMENDMENT (this “Amendment”) is entered into among Southern Graphic Systems – Canada, Co./Systemes Graphiques Southern – Canada, Co., an unlimited liability company organized under the laws of Nova Scotia (“Canadian Borrower”), SGS International, Inc., a Delaware corporation (“US Borrower” and, together with Canadian Borrower, the “Borrowers”), certain affiliates of the Borrowers, as guarantors (the “Guarantors” and, together with the Borrowers, the “Loan Parties”), and the lenders party to the Credit Agreement described below (the “Lenders”).

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement dated as of December 30, 2005 among the Borrowers, the Guarantors, the Lenders, UBS AG, Stamford Branch, as US Administrative Agent (in such capacity, “US Administrative Agent”), National City Bank, as Canadian Administrative Agent (in such capacity, “Canadian Administrative Agent” and, together with US Administrative Agent, the “Administrative Agents”), and the other persons party thereto (the “Credit Agreement”). Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. The Borrowers have requested that the requisite Lenders amend the Credit Agreement as herein set forth.

3. The requisite Lenders are willing to enter into such amendments, on the terms and conditions stated below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	AMENDMENTS TO CREDIT AGREEMENT.

A.	Section 5.01 of the Credit Agreement is hereby amended by deleting each reference to “December 31, 2005” and inserting “December 30, 2005” in lieu thereof.

B.	Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.17 Fiscal Year. Change its fiscal year-end for (a) 2005 to a date other than December 30 or (b) 2006 and each year thereafter to a date other than December 31.

II.	CONDITIONS TO EFFECTIVENESS. THE AMENDMENT CONTAINED IN SECTION I SHALL BE EFFECTIVE ONLY IF EACH OF THE FOLLOWING CONDITIONS PRECEDENT IS SATISFIED OR WAIVED:

A.	The Administrative Agents shall have received counterparts of this Amendment executed by the Loan Parties, Lenders constituting the Required Lenders and Lenders constituting the Required Revolving Lenders.

B.	The representations and warranties set forth in Section III shall be true and correct.

C.	All fees and expense reimbursements due and payable under the Loan Documents to any Agent shall have been paid.

D.	The Administrative Agents shall have received such other documents and instruments as it may reasonably request.

Upon request by US Borrower, US Administrative Agent shall confirm in writing to US Borrower the satisfaction (or waiver) of the foregoing conditions.

III.	REPRESENTATIONS AND WARRANTIES.

Each Loan Party represents and warrants that:

A.	Authority. Such Loan Party has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance by such Loan Party of this Amendment, and the performance by such Loan Party of the Credit Agreement (as amended hereby) have been duly approved by all necessary organizational action of such Loan Party.

B.	Enforceability. This Amendment has been duly executed and delivered by such Loan Party. When the conditions to effectiveness in Section II of this Amendment have been satisfied, this Amendment and the Credit Agreement (as amended hereby) is the legal, valid and binding obligation of such Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

C.	Representations and Warranties. The representations and warranties made by each Loan Party in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

D.	No Default. No Default has occurred and is continuing as of the date that this Amendment is effective.

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IV.	REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

A.	If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

B.	The Credit Agreement, as amended hereby, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

C.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

D.	This Amendment is a Loan Document. The provisions of Sections 10.09 and 10.10 of the Credit Agreement shall apply with like effect to this Amendment.

V.	COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME AGREEMENT. DELIVERY OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE TO THIS AMENDMENT (OR ANY AUTHORIZATION TO EXECUTE THIS AMENDMENT) BY FACSIMILE SHALL BE EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART THEREOF.

VI.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.